SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2006

AHPC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

0-17458	73-1326131
(Commission File Number)	(I.R.S. Employer I.D. Number)

80 Internationale Boulevard, Unit A Glendale Heights, Illinois	60139
(Address of Principal Executive Offices)	(Zip Code)

630-407-0242
(Registrant's telephone number, including area code)

                 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐ Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

        ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 (17 CFR 240.14a-12)

        ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the
 Exchange Act (17 CFR 240.14d-2(b))

        ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Other Events

Item 8.01               Other Events.

     On October 9, 2006, AHPC Holdings, Inc. (the "Company") received a letter from the Office of General Counsel of the Listing Qualifications Hearings of The Nasdaq Stock Market, Inc. indicating that the Company has (a) evidenced its compliance with the exception requirements contained in the Nasdaq Listing Qualifications Panel's decision on July 13, 2006 and (b) demonstrated compliance with all Nasdaq Marketplace Rules to continue the listing of the Company's securities on The Nasdaq Capital Market.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AHPC HOLDINGS, INC.
Date:  October 12, 2006
BY  /s/ Deborah J. Bills
Deborah J. Bills, Chief Financial Officer

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